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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Max & Erma's Restaurants, Inc. (the "Company") on Form 10-K for the fiscal year ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd B. Barnum, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: January 19, 2005

                                    /s/ Todd B. Barnum
                                    --------------------------------
                                    Todd B. Barnum
                                    Chairman and Chief Executive Officer of
                                    Max & Erma's Restaurants, Inc.